SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                           Reported): August 16, 2006

                   IndyMac INDX Mortgage Loan Trust 2006-AR19
                   ------------------------------------------
                         (exact name of issuing entity)
          Commission File Number of the issuing entity: 333-127556-16

                                IndyMac MBS, Inc.
                                -----------------
            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-127556

                              IndyMac Bank, F.S.B.
                              --------------------
             (Exact name of the sponsor as specified in its charter)

        Delaware                                              95-4791925
----------------------------                              -------------------
(State or Other Jurisdiction                               (I.R.S. Employer
     of Incorporation)                                    Identification No.)

 155 North Lake Avenue
 Pasadena, California                                     91101
----------------------------                           ------------
(Address of Principal                                   (Zip Code)
  Executive Offices)

Registrant's telephone number, including area code: (800) 669-2300
                                                    --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Section 8   Other Events
---------   ------------

Item 8.01   Other Events.
---------   -------------

            On June 29, 2006, IndyMac MBS, Inc. (the "Company") entered into a pooling and servicing agreement dated as of June 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee") and supplemental interest trustee, providing for the issuance of the Company's IndyMac INDX Mortgage Loan Trust 2006-AR19, Mortgage Pass-Through Certificates, Series 2006-AR19 (the "Certificates"). The Pooling and Servicing Agreement was filed as Exhibit 99.1 on the Form 8-K on July 14, 2006 under accession number 0000905148-06-004869.

            On August 16, 2006, the Company, IndyMac and the Trustee entered into an agreement to amend the Pooling and Servicing Agreement (the "Amendment"). The Amendment is annexed hereto as Exhibit 99.1.

Section 9   Financial Statements and Exhibits
---------   ---------------------------------
Item 9.01   Financial Statements and Exhibits.
---------   ----------------------------------

(a)   Financial statements of businesses acquired.

      Not applicable.

(b)   Pro forma financial information.

      Not applicable.

(c)   Shell Company Transactions.

(d)   Exhibits.

Exhibit No.       Description
-----------       -----------

   99.1 The Amendment, dated as of August 16, 2006, by and among the Company, the Servicer and the Trustee.

SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                INDYMAC MBS, INC.



                                                By:  /s/ Victor H. Woodworth
                                                     -----------------------
                                                     Victor H. Woodworth
                                                     Vice President



Dated: August 18, 2006

                                  Exhibit Index

Exhibit
-------

      99.1 The Amendment, dated as of August 16, 2006, by and among the Company, the Servicer and the Trustee.